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                                                                   Exhibit 10.17

                              SEVENTH AMENDMENT TO
                      WAREHOUSE LOAN AND SECURITY AGREEMENT

         This Seventh Amendment to Warehouse Loan and Security Agreement, dated as of May 30, 2003 (this "Amendment"), is by and among Financial Pacific Funding, LLC ("Borrower"), Financial Pacific Leasing, LLC, ("Servicer"), Wells Fargo Bank Minnesota, National Association (as successor to Norwest Bank Minnesota, National Association), as collateral agent (in such capacity, "Collateral Agent") and as standby servicer (in such capacity, "Standby Servicer"), Receivables Capital Corporation ("RCC "), the financial institutions party hereto, as parallel lenders ("Parallel Lenders"), and Bank of America, N.A. (as successor to Bank of America National Trust and Savings Association), as administrative agent and bank agent (the "Administrative Agent").

                                   BACKGROUND

         1. Borrower, Servicer, Collateral Agent, Standby Servicer, RCC, the Parallel Lenders and the Administrative Agent are parties to that certain Warehouse Loan and Security Agreement, dated as of December 30, 1998 (as heretofore amended, the "Warehouse Agreement").

         2. The parties hereto desire to amend the Warehouse Agreement in certain respects as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         SECTION 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Warehouse Agreement, as amended hereby.

         SECTION 2. Amendments. (a) The definition of "31 to 60 Day Delinquency Ratio" set forth in Section 1.1 of the Warehouse Agreement is hereby amended by
(i) deleting the phrase "as of the due date of each Receivable's Scheduled Payment during the related Collection Period" where it appears in clause (a) thereof and substituting therefor the phrase "as of the last day of the related Collection Period", and (ii) deleting the phrase "as of the due date of the related Receivable's Scheduled Payment in such Collection Period" where it appears in clause (b) thereof and substituting therefor the phrase "as of the last day of the related Collection Period".

         (b) The definition of "61 to 90 Day Delinquency Ratio" set forth in Section 1.1 of the Warehouse Agreement is hereby amended by (i) deleting the phrase "as of the due date of each Receivable's Scheduled Payment during the related Collection Period" where it appears in clause (a) thereof and substituting therefor the phrase "as of the last day of the related Collection Period", and (ii) deleting the phrase "as of the due date of the related Receivable's Scheduled Payment in such Collection Period" where it appears in clause (b) thereof and substituting therefor the phrase "as of the last day of the related Collection Period".


                                                            SEVENTH AMENDMENT TO
                                           WAREHOUSE LOAN AND SECURITY AGREEMENT


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         (c)      Section 3.11 of the Warehouse Agreement is hereby amended by deleting the first sentence thereof and substituting the following sentence therefor:

         The initial Servicer shall cause a firm of nationally-recognized certified public accountants (which shall be one of the "Big 5" accounting firms), who may also render other services to the initial Servicer or to the Borrower, to deliver (1) to the Collateral Agent and the Notice Parties on or before April 30 of each year as of December 31 of the preceding fiscal year, beginning April 30, 2000, a report addressed to the Board of Directors of Financial Pacific Company, to the effect that such firm has examined the consolidated financial statements of Financial Pacific Company, which financial statements include consolidating schedules related to the initial Servicer, and issued its report therefor and that such examination was made in accordance with generally accepted auditing standards (except as otherwise noted therein), and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) to the Notice Parties on or before April 30 of each year, a report verifying the information, including the accuracy of the calculations, on the Servicer's Certificates delivered by the initial Servicer during the prior year and tying such information to the initial Servicer's books and records.

         (d) Subparagraph (A) of Section 10.1(x) of the Warehouse Agreement is hereby deleted and the following subparagraph (A) is hereby substituted therefor:

         (A) the 31 to 60 Day Delinquency Ratio exceeds 5.0% for such Collection Period or the average of the 31 to 60 Day Delinquency Ratios for the three most recently ended Collection Periods exceeds 4.5%;

         (e) Subparagraph (B) of Section 10.1(x) of the Warehouse Agreement is hereby deleted and the following subparagraph (B) is hereby substituted therefor:

         (B) the 61 to 90 Day Delinquency Ratio exceeds 2.5% for such Collection Period or the average of the 61 to 90 Day Delinquency Ratios for the three most recently ended Collection Periods exceeds 2.0%;

         SECTION 3. Representations and Warranties. Borrower and Servicer hereby represent and warrant that (i) after giving effect to this Amendment, the representations and warranties contained in Section 7.1 of the Warehouse Agreement and Section 8.1 of the Warehouse Agreement, respectively, are true and correct on and as of the date hereof as though made on and as of such date, and shall have been deemed to have been made on and as of such date, and (ii) no event has occurred and is continuing, or would result from this Amendment, that constitutes a Default or Event of Default.

         SECTION 4. Conditions to Effectiveness. This Amendment shall become effective on the date hereof, subject to the satisfaction of the following conditions precedent. Each of the Notice Parties shall have received:

                  (i) This Amendment, duly executed by each of the parties hereto;

                                                            SEVENTH AMENDMENT TO
                                       2   WAREHOUSE LOAN AND SECURITY AGREEMENT


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                  (ii)     A copy of the board of managers or directors,
         managers or member consents of each Borrower Party, as applicable, approving this Amendment, certified by its Secretary or Chief Financial Officer;

                  (iii) Good standing certificates for each Borrower Party issued by the Secretaries of State of each State where each such Borrower Party is organized or has its principal place of business;

                  (iv) A certificate of the Secretary or Chief Financial Officer, as applicable, of each Borrower Party certifying (A) the names and true signatures of the officers authorized on its behalf to sign this Amendment and (B) that the limited liability company agreement of such Borrowing Party has not been modified or amended since December 30, 1998;

                  (v) Constituent documents of each Borrower Party, duly certified by the Secretary of State of the State in which each such Borrower Party is organized, as of a recent date acceptable to the Notice Parties; and

                  (vi) A favorable opinion of counsel for the Borrower Parties as to the enforceability, due execution and authorization of this Amendment and as to such other matters as any Notice Party shall have reasonably requested.

         SECTION 5. Miscellaneous. The Warehouse Agreement, as amended hereby, remains in full force and effect. Any reference to the Warehouse Agreement from and after the date hereof shall be deemed to refer to the Warehouse Agreement as amended hereby, unless otherwise expressly stated. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment may be executed by facsimile. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of Laws principles thereof (other than Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties under this Amendment shall be determined in accordance with such laws.

                                                            SEVENTH AMENDMENT TO
                                       3   WAREHOUSE LOAN AND SECURITY AGREEMENT


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                         FINANCIAL PACIFIC FUNDING, LLC

                                         By: /s/ Peter A. Davis
                                             -----------------------------------
                                         Name Printed: Peter A. Davis
                                         Title: Chief Financial Officer

                                         FINANCIAL PACIFIC LEASING, LLC

                                         By: /s/ Peter A. Davis
                                             -----------------------------------
                                         Name Printed: Peter A. Davis
                                         Title: Chief Financial Officer

                                                            SEVENTH AMENDMENT TO
                                       S-1 WAREHOUSE LOAN AND SECURITY AGREEMENT


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                                         WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION (as successor to Norwest
                                         Bank Minnesota, National Association),
                                         as Collateral Agent and Standby
                                         Servicer

                                         By: /s/ Cheryl Zimmerman
                                             -----------------------------------
                                         Name Printed: Cheryl Zimmerman
                                         Title: Corporate Trust Officer

                                                            SEVENTH AMENDMENT TO
                                       S-2 WAREHOUSE LOAN AND SECURITY AGREEMENT



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                                         RECEIVABLES CAPITAL CORPORATION, as
                                         Lender

                                         By: /s/ Evelyn Echevarria
                                             -----------------------------------
                                         Name Printed: Evelyn Echevarria
                                         Title: Vice President

                                                            SEVENTH AMENDMENT TO
                                       S-3 WAREHOUSE LOAN AND SECURITY AGREEMENT



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                                         BANK OF AMERICA, N.A., (as successor to
                                         Bank of America National Trust and
                                         Savings Association) as Administrative
                                         Agent and as Bank Agent

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Principal

                                         BANK OF AMERICA, N.A., as a Parallel
                                         Lender

                                         By: /s/ John K. Svolos
                                             -----------------------------------
                                         Name Printed: John K. Svolos
                                         Title: Principal

                                                            SEVENTH AMENDMENT TO
                                       S-4 WAREHOUSE LOAN AND SECURITY AGREEMENT


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ACKNOWLEDGED AND AGREED:                 MBIA INSURANCE CORPORATION

                                         By: /s/ Andrew P. Laterza
                                             -----------------------------------
                                         Name Printed: Andrew P. Laterza
                                         Title: Vice President

                                                            SEVENTH AMENDMENT TO
                                       S-5 WAREHOUSE LOAN AND SECURITY AGREEMENT